Materials Agreements	12 Months Ended
Dec. 31, 2022
Disclosure Of Material Agreements [Abstract]
Materials Agreements
Note 17:	Materials Agreements

a.	BARDA Contracts

The Company was awarded the First BARDA Contract for treatment of thermal burn injuries in Sep 2015. This contract was amended multipal time to extand the total value, up to a total amount of $158,500. In February 2022 BARDA has expanded its awarded contract providing supplemental funding of $9,000 to support the NexoBrid BLA resubmission to the FDA and the continuous expanded access study.

Under the First BARDA Contract, BARDA provided a total of up to $91,000 in funding for NexoBrid development activities towards U.S. marketing approval from the FDA, and committed to an additional $16,500 to procure NexoBrid for public health medical emergencies. The contract further includes a $10,000 option to fund development of other potential NexoBrid indications and an option to procure additional NexoBrid valued at up to $50,000.

The Company was awarded the second BARDA contract, to develop NexoBrid for the treatment of Sulfur Mustard injuries as part of BARDA’s preparedness for mass casualty events. The contract provides up to $12,000 of funding to support research and development activities and contains options to provide additional funding of up to $29,000 for additional development activities, animal pivotal studies, and the BLA submission for licensure of NexoBrid for the treatment of Sulfur Mustard injuries. The total aggregate value awarded by BARDA Contracts is up to $209,000 comprised of $142,500 to support research and development activities and $66,500 to procure NexoBrid for U.S. emergency preparedness (which will be splited between the Company and Vericel following Vericel agreement (see Note 17b)).

As of December 31, 2022, the Company has received approximately $82,200 in funding in the aggregate, from BARDA under the two contracts, and an additional of $16,500 for procurement of NexoBrid for U.S. emergency preparedness which were recorded at the net amount of approximately $10,500 following the split of gross profit agreement with Vericel for the initial BARDA procurement.

b.	Vericel Agreement:

On May 6, 2019, the Company entered into exclusive license and supply agreements with Vericel to commercialize NexoBrid in North America (the “Collaboration Agreements”). Pursuant to the Collaboration Agreements, Vericel will obtain the authority over and control of the development, regulatory approval and commercialization of licensed products in the North America territory. MediWound will be responsible for the development of the product through BLA approval, supported and funded by BARDA, as well as the manufacture and supply of NexoBrid. In addition, MediWound retains the commercial rights to NexoBrid in non-North American territory.

Under the terms of the license agreement, Vericel has made an upfront payment to MediWound of $17,500 which was recorded as revenues from license agreements in 2019 as well as an additional milestone payment of $7,500 recorded as revenues from license agreements in 2022 upon BLA approval received in December 2022. Fourthermore, Vericel has also agreed to pay MediWound up to $125,000 in payments contingent upon meeting certain annual sales milestones, tiered royalties on net sales ranging from high single-digit to teen-digit percentages, a split of gross profit on committed BARDA procurement orders and a teen-digits royalty on any additional future BARDA purchases of NexoBrid. Under the terms of the supply agreement, Vericel will procure NexoBrid from MediWound at a transfer price of cost plus a fixed margin percentage.

As of the financial statements date, the Company did not recognize any revenues from royalties.